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                                                              Exhibit 10(h)

                                                              February 26, 1998


Mr. M. T. Yonker
Portec, Inc.
One Hundred Field Drive, Suite 120
Lake Forest, Illinois  60045

Dear Tim:

The purpose  of this letter  is to confirm  that your employment agreement  with Portec, Inc.  (the "Company"), in  letter form and dated  December 28,  1988,  as amended  and  restated on  February  23, 1989,  on  December 12,  1989,  and on  July  9, 1997  (the
"Agreement"), is hereby amended as follows:

Section 3(b)iii is added as:

After the two year  period of section 3(b)ii, the Company will, if you desire, provide  health insurance as provided by the Company for  its salaried employees or executive personnel  generally, for you and your current  wife, Ingrid F. Yonker, for the additional period  until such time  as both of  you qualify for  Medicare coverage, provided,  however, that such  insurance coverage benefits shall be reduced  to the extent similar  insurance coverage benefits are actually  provided for you and your  dependents by another employer during such  additional period or any  part of such period,  and provided further that  you shall be required  to continue making payments for  coverage of dependents similar to payments required of the Company's salaried employees or executive personnel generally under the Company's health plan.  If such coverage cannot by the  terms of such health plan, be provided thereunder, then the  Company will provide  equivalent insurance coverage for  you for such  additional period under specially  obtained policies of insurance,  provided however,  that such  insurance coverage benefits  shall be  reduced to  the extent  similar insurance coverage benefits are actually provided for you and your dependents  by another employer during such period or any part of  such period, and provided further that you shall be required to continue  making payments for coverage of dependents similar to payments required of salaried employees or executive personnel under the Company's health plan.

                                                   Yours truly,



                                                   Albert Fried, Jr.
                                                  Chairman of the Board
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